Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of May 7, 2019 (this “Amendment”), by and among TUTOR PERINI CORPORATION, a Massachusetts corporation (the “Borrower”), each of the Guarantors, each of the Lenders party hereto and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the financial institutions party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of April 20, 2017 (the “Credit Agreement”); and

WHEREAS, the Borrower is seeking certain amendments to the Credit Agreement on the terms described herein; and

WHEREAS, the Lenders party hereto and the Administrative Agent are willing to so amend the Credit Agreement on and subject to the terms and conditions herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) The Credit Agreement is hereby amended by deleting the defined terms “Consolidated Available Cash” and “Consolidated EBITDA” in Section 1.01. thereof and substituting in lieu thereof the following defined terms, respectively:

“Consolidated Available Cash” means, as of any date of determination, the aggregate amount of Unrestricted cash and Cash Equivalents held by the Loan Parties as of such date (excluding (for the avoidance of doubt) any cash held by Joint Ventures or the Black business unit).  For purposes hereof, “Unrestricted” means, when referring to cash and Cash Equivalents held by the Loan Parties, that such cash and Cash Equivalents (i) do not appear or would not be required to appear as “restricted” on the financial statements of the Loan Parties and (ii) are not subject to a Lien (other than a Lien permitted under Section 7.01(m) or (n)) in favor of any Person other than the Administrative Agent or any Lender pursuant to the Loan Documents; provided, that, Consolidated Available Cash shall not exceed $50,000,000 at any time of determination.

“Consolidated EBITDA” means for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period, plus, (a) without duplication, to the extent deducted in calculating Consolidated Net Income, the sum of:

(i) Consolidated Interest Charges for such period,

(ii) the provision for federal, state, local and foreign income Taxes payable for such period,

(iii) the amount of depreciation and amortization expense for such period,

(iv) the amount of all non-cash stock compensation incurred during such period, including any non-cash expenses arising from stock options, stock grants or other equity-incentive programs, the granting of stock appreciation rights and similar arrangements,

(v) the amount of any non-cash goodwill impairment charge and intangible asset impairment charge taken during such period,

(vi) in respect of any project, the amount of any non-cash expenses or non-cash charges related to a settlement in exchange for the collection of cash or in exchange for the avoidance of the disbursement of cash to the Borrower or its Subsidiary by its customer in respect of such project (which may include any such non-cash expenses or non-cash charges of a Joint Venture, but only to the extent of the Borrower’s or its Subsidiaries’ proportionate ownership interest of such Joint Venture) (but excluding in any case any such non-cash expense or non-cash charge to the extent it represents an accrual or reserve for a cash portion for a future period) related to (A) costs and estimated earnings in excess of billings, (B) certain projects designated by the Borrower to the Administrative Agent in writing acknowledged by the Administrative Agent on or about the First Amendment Date; or (C) Pending Change Order Billings; provided however, that (X) to the extent the amount of any such expenses or charges in respect of any individual settlement exceeds 20% of the book value subject to such settlement, such excess amount shall be excluded from being added back to Consolidated EBITDA pursuant to this clause (vi) and (Y) the aggregate amount of clauses (B) and (C) immediately above in any consecutive four quarter period shall not exceed 5% of Consolidated EBITDA (calculated before giving effect to such addback in this clause (vi)) for such four quarter period; provided further, that the aggregate amount of all such expenses or charges added back to Consolidated EBITDA pursuant to this clause (vi) in any consecutive four quarter period shall not exceed 15% of Consolidated EBITDA (calculated before giving effect to such addback in this clause (vi)) for such four quarter period, provided that solely for purposes of calculating the amount of expenses or charges under this clause (vi) relative to such 15% cap for such period, the amount of such expenses or charges in respect of any project in any consecutive four quarter period shall be reduced (to an amount not less than zero) by any non-cash gains arising from a settlement in respect of such project effected in such same consecutive four quarter period in connection with the settlement giving rise to such expenses or charges; provided,  further, that any add-backs to be made pursuant to this clause (vi) will be permitted only to the extent that the Consolidated Net Income giving rise to such add-backs was not included in the four quarter period for which Consolidated EBITDA is being determined,

(vii) the amount of any non-cash judgments and related non-cash expenses,

(viii) Transaction Financing Costs, and

minus (b) without duplication, to the extent included in calculating Consolidated Net Income for such period, the sum of:

(i) all non-cash gains recognized during such period, other than the accrual of revenue in the ordinary course of business,

(ii) the amount of any non-cash gains related to non-cash judgments, and

(iii) the amount of any non-cash gains related to settlements (A) of costs and estimated earnings in excess of billings, (B) related to such projects referenced in clause (a)(vi)(B) above, or (C) related to Pending Change Order Billings.

(b) The Credit Agreement is hereby further amended by adding the following definitions to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“First Amendment Effective Date” means May 7, 2019.

“Pending Change Order Billings” means costs incurred for work performed outside the scope of a contract which have not yet been agreed to in the form of a contract modification, but have been billed in accordance with the contract.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Screen Rate” shall mean the rate specified in clause (i) of the definition of Eurodollar Rate.

(c) The Credit Agreement is hereby further amended by adding the following Section 1.10 immediately after Section 1.09 thereof:

1.10Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

(d) The Credit Agreement is hereby further amended by deleting Section 3.03 in its entirety and substituting in lieu thereof the following:

3.03Inability to Determine Rates.

(a) If, prior to the commencement of any Interest Period for any Borrowing of Eurdollar Rate Loans:

(i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant interbank market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate (including, without limitation, because the Screen Rate is not available or published on a current basis) for such Interest Period, or

(ii) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Loans for such Interest Period, then the Administrative Agent shall give written notice thereof (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders as soon as practicable thereafter.  Until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) the obligations of the Lenders to make Eurodollar Rate Loans or to continue or convert outstanding Loans as or into Eurodollar Rate Loans shall be suspended and (ii) unless an amendment becomes effective in accordance with Section 3.03(b), all such affected Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto unless the Borrower prepays such Loans at the Borrower’s election in accordance with this Agreement.  Unless the Borrower notifies the Administrative Agent at least one (1) Business Day before the date of any Borrowing of Eurodollar Rate Loans for which a Committed Loan Notice has previously been given that it elects not to borrow, continue or convert to a Borrowing of Eurodollar

Rate Loans on such date, then such Borrowing shall be made as, continued as or converted into a Base Rate Loan.

(b)If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) above have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) above have not arisen but the administrator or the supervisor for the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, or after which the administrator has ceased or will cease to provide such benchmark or stating that the Screen Rate is no longer representative or shall no longer be used for determining interest rates for loans or that the administrator has invoked or will invoke its insufficient submissions policy, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Screen Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate).  Notwithstanding anything to the contrary in Section 11.01, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date a copy of such amendment is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment.  Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 3.03(b), only to the extent the Screen Rate for the applicable currency and/or such Interest Period is not available or published at such time on a current basis), (x) any Committed Loan Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Borrowing of Eurodollar Rate Loans shall be ineffective, and (y) if any Committed Loan Notice requests a Borrowing of Eurodollar Rate Loans, such Borrowing shall be made as a Borrowing of Base Rate Loans;  provided, that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(e) The Credit Agreement is hereby further amended by adding the following Section 5.25 immediately following Section 5.24 thereof:

5.25  Beneficial Ownership Certification.   As of the First Amendment Effective Date, the information contained in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

(f) The Credit Agreement is hereby further amended by replacing the “.” at the end of clause (g) in Section 6.03 with “; and” and adding new clause (h) immediately after such clause (g) as follows:

(h)(i) any change in the information provided in a Beneficial Ownership Certification delivered to the Administrative Agent on or before the First Amendment Closing Date and (ii) in the event that Borrower is no longer excluded from the definition of a “legal entity customer” under the Beneficial Ownership Regulation, any change in the information provided in a Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such certification.

(g) The Credit Agreement is hereby further amended by deleting Section 7.11(a) in its entirety and substituting in lieu thereof the following:

(a)Consolidated Net Leverage Ratio.  Permit the Consolidated Net Leverage Ratio as of the end of any fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 2019 and for each fiscal quarter thereafter, to be greater than 3.50 to 1.00.

(h) The Credit Agreement is hereby further amended by deleting the first sentence of Section 11.18 and substituting in lieu thereof the following:

Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that (a) pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “USA PATRIOT Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act, and (b) pursuant to the Beneficial Ownership Regulation, it is required to obtain a Beneficial Ownership Certification.

(i) The Credit Agreement is hereby further amended by adding the following Section 11.21 immediately after Section 11.20 thereof:

11.21	Certain ERISA Matters.

(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the

Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any document related hereto or thereto).

(j) The Credit Agreement is hereby further amended by deleting Exhibit D (Compliance Certificate) thereto and substituting in lieu thereof Exhibit D attached hereto.

3.     Conditions Precedent to Effectiveness.  The effectiveness of this Amendment, which such amendments shall be deemed to be effective on and as of March 31, 2019, is subject to the truth and accuracy of the warranties and representations set forth in Sections 4 and 5 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a)This Amendment, duly executed and delivered by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;

(b)A certificate of the Borrower dated as of the date hereof signed by a Responsible Officer of the Borrower certifying that, immediately before and after giving effect to this Amendment (i) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (ii) since December 31, 2018, there has been no event, development or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and (iii) no Default exists, or would result after giving effect to the amendments contemplated by this Amendment;

(c)The payment of all fees and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower and Holdings hereunder and under that certain Amendment Engagement Letter dated April 26, 2019 among the Borrower, SunTrust Bank and SunTrust Robinson Humphrey, Inc.;

(d)At least five (5) days prior to the First Amendment Effective Date, all documentation and other information required by bank regulatory authorities or reasonably requested by the Administrative Agent or any Lender under or in respect of applicable “know your customer” and anti-money laundering Legal Requirements including the Patriot Act and, if Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to Borrower; and

(e)Such other documents as the Administrative Agent may reasonably request.

4. Representations. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that:

(a) Power and Authority.  The Borrower and each Loan Party have the power and authority to execute, deliver and perform their respective obligations under this Amendment and the Credit Agreement, as amended by this Amendment, and have taken all necessary corporate action or other organizational action to duly authorize the execution, delivery and performance of this Amendment.  Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms.

(b) No Violation.  The execution, delivery and performance by each Loan Party of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) do not violate any Law or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, (ii) does not conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (iii) does not contravene the terms of any of such Person’s Organization Documents.

(c) Approvals.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date) any Governmental Authority, any holder of any Senior Notes or any Convertible Notes or any party to any of the Indentures, or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or the Credit Agreement, as amended by this Amendment.

(d) No Default.  Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing.

(e) No Impairment.  The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

5.     Reaffirmation of Representations.  Each Loan Party hereby repeats and reaffirms all the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date).

6.     No Further Amendments; Ratification of Liability.  Except as expressly amended or waived hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.  Each of the Borrower and the other Loan Parties hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby, (ii) acknowledges and reaffirms that all liens and security interests granted to the Administrative Agent and the Lenders under the Loan Documents by such Loan Party remain in full force and effect and shall continue to secure the Obligations and (iii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Loan Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower, the other Loan Parties or the Collateral granted to the Administrative Agent and/or the Lenders thereunder.  The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, the other Loan Parties or the Lenders, or any of them.  This Amendment shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.  After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.  Each Loan Party agrees that the amendments contained in this Amendment are solely to amend the terms of the Credit Agreement and do not in any way affect the validity and/or enforceability of any Loan Document, or reduce, impair or discharge the obligations of such Person thereunder.

7. Other Provisions.

(a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(c) This Amendment and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(d) Each of the Borrower and the other Loan Parties agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to -10-

time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

(e) THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND TERMS OF THE CREDIT AGREEMENT.  THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY ANY LOAN PARTY UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH A LOAN PARTY IS A PARTY.

IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders party hereto and the Administrative Agent have caused this First Amendment to Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

BORROWER:

TUTOR PERINI CORPORATION,
a Massachusetts corporation

By:  /s/ John D. Barrett

Name:  John D. Barrett

Title:    Executive Vice President, Treasurer, Corporate Secretary and Clerk

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

GUARANTORS:

AIRTECH SYSTEMS INC.,
a Delaware corporation

ANDERSON COMPANIES, INC.,
a Delaware corporation

BECHO, INC.,
A Utah corporation

BRICE BUILDING COMPANY, LLC,
a Delaware limited liability company

DANIEL J. KEATING CONSTRUCTION COMPANY,
LLC, a Delaware limited liability company

FIVE STAR ELECTRIC CORP.,
a New York corporation

GREENSTAR SERVICES CORPORATION,
a Delaware corporation

HARRELL CONTRACTING GROUP, LLC,
a Mississippi limited liability company

LUNDA CONSTRUCTION COMPANY,
a Wisconsin corporation

MT. WAYTE REALTY, LLC,
a Delaware limited liability company

NAGELBUSH MECHANICAL, INC.,
a Florida corporation

RA PROPERTIES, LLC,
a Mississippi limited liability company

RUDOLPH AND SLETTEN, INC.,
a California corporation

TUTOR PERINI BUILDING CORP.,
an Arizona corporation

WDF/NAGELBUSH HOLDING CORP.,
a Delaware corporation

By:  /s/ John D.  Barrett

Name:  John D. Barrett

Title:    Secretary and Treasurer

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

BLACK CONSTRUCTION INVESTMENTS, INC.,
a Nevada corporation

BOW EQUIPMENT LEASING COMPANY, INC.,
a New Hampshire corporation

CHERRY HILL CONSTRUCTION, INC.,
a Maryland corporation

DESERT MECHANICAL, INC.,
a Nevada corporation

E. E. BLACK, LIMITED,
a Hawaii corporation

FEDERATED FIRE PROTECTION SYSTEMS CORP.,
a New York corporation

G. W. MURPHY CONSTRUCTION COMPANY, INC.,
a Hawaii corporation

JAMES A. CUMMINGS, INC.,
a Florida corporation

ROY ANDERSON CORP,
a Mississippi corporation

TUTOR HOLDINGS, LLC,
a Delaware limited liability company

TUTOR PACIFIC, INC.,
a Hawaii corporation

By:  /s/ John D.  Barrett

Name:  John D. Barrett

Title:    Vice President, Secretary and Treasurer

TUTOR PERINI MERGER COMPANY,
a Delaware corporation

By:  /s/ John D.  Barrett

Name:  John D. Barrett

Title:    Executive Vice President, Chief Financial Officer, Secretary and Treasurer

FISK ACQUISITION, INC.,
a Delaware corporation

By:  /s/ John D.  Barrett

Name:  John D. Barrett

Title:    Executive Vice President, Secretary and Treasurer

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

FISK ELECTRIC COMPANY,
a Texas corporation

FISK INTERNATIONAL, LTD.,
a Delaware corporation

By:  /s/ John D.  Barrett

Name:  John D. Barrett

Title:    Senior Vice President, Treasurer and Secretary

KEATING PROJECT DEVELOPMENT, INC.,
a Pennsylvania corporation

PERINI MANAGEMENT SERVICES, INC.,
a Massachusetts corporation

By:  /s/ John D.  Barrett

Name:  John D. Barrett

Title:    Treasurer and Corporate Secretary

JOHNSON WESTERN CONSTRUCTORS, INC.,
a California corporation

JOHNSON WESTERN GUNITE COMPANY,
a California corporation

SUPERIOR GUNITE,
a California corporation

SUPERIOR GUNITE LLC,
a Delaware limited liability company

TPC AGGREGATES, LLC,
a Nevada limited liability company

VALLEY CONCRETE & FRAMING, INC.,
a California corporation

By:  /s/ John D.  Barrett

Name:  John D. Barrett

Title:    Vice President, Secretary, Chief Financial Officer and Treasurer

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

TUTOR-SALIBA CORPORATION,
a California corporation

TUTOR-SALIBA LLC,
a California limited liability company

By:  /s/ John D.  Barrett

Name:  John D. Barrett

Title:    Senior Vice President, CFO, Secretary and Treasurer

FRONTIER-KEMPER CONSTRUCTORS, INC.,
an Indiana corporation

By:  /s/ John D.  Barrett

Name:  John D. Barrett

Title:    Vice-President and Secretary-Treasurer

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

FK MANAGEMENT SERVICES, INC.,
an Indiana corporation

FKC, LLC,
an Indiana limited liability company

By:  /s/ W. David Rogstad

Name:  W. David Rogstad

Title:     President and Chief Executive Officer

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

WDF INC.,
a New York corporation

By:  /s/ Lawrence Roman

Name:  Lawrence Roman

Title:    President and Chief Executive Officer

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

SUNTRUST BANK, as a Lender and as Administrative Agent

By:  /s/ David J. Sharp
Name:  David J. Sharp

Title:    Director

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

BMO HARRIS BANK N.A., as a Lender

By:      /s/ Michael Gift

Name: Michael Gift

Title:   Director

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

GOLDMAN SACHS BANK USA,
as a Lender

By:  /s/ Jamie Minieri

Name:  Jamie Minieri

Title:    Authorized Signatory

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:  /s/ Scott W. Miller

Name:  Scott W. Miller

Title:    Vice President

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:  /s/ Brian Diffendale

Name:  Brian Diffendale

Title:    Vice President

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

COMERICA BANK, as a Lender

By:  /s/ Kurt Cardoza

Name:  Kurt Cardoza

Title:    Senior Vice President

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as a Lender

By:  /s/ William O’Daly

Name:  William O’Daly

Title:    Authorized Signatory

By:  /s/ Andrew Griffin

Name:  Andrew Griffin

Title:    Authorized Signatory

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

FIRST HAWAIIAN BANK, as a Lender

By:  /s/ Darlene N. Blakeney

Name:  Darlene N. Blakeney

Title:    Senior Vice President

Tutor Perini Corporation
First Amendment to Credit Agreement Signature Page

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                 , _____

To:SunTrust Bank, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of April 20, 2017 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Tutor Perini Corporation, a Massachusetts corporation (the “Borrower”), certain Subsidiaries of the Borrower, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the [Chief Executive Officer/Chief Operating Officer/Chief Financial Officer/Treasurer/Controller] of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.    Attached hereto are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.    Attached hereto are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year‑end audit adjustments and the absence of footnotes.

2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.    A review of the activities of the Borrower during such fiscal period (the “Subject Period”) has been made under the supervision of the undersigned with a view to determining whether during the Subject Period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during the Subject Period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

Form of Compliance Certificate

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.    The financial covenant analyses and information set forth on Schedule I attached hereto are true and accurate on and as of the date of this Certificate.

5.    [Accompanying this Compliance Certificate are updates to Schedules 5.13,  5.17,  5.20(a),  5.20(b) and 5.20(c).]

--or--

       [There are no required updates to Schedules 5.13,  5.17,  5.20(a),  5.20(b) and 5.20(c) at this time.]

6.    [Set forth on Schedule II attached hereto are true and accurate calculations demonstrating compliance with [Section 3.2(a)][clause (33) of the definition of “Permitted Liens”] of the 2017 Indenture and [Section 7.03(t)][Section 7.01(s)] of the Agreement to incur the [Indebtedness][Liens]  permitted by [Section 7.03(t)][Section 7.01(s)] during the immediately preceding fiscal quarter.]  1

7.    [Set forth on Schedule III attached hereto are true and accurate calculations demonstrating the Consolidated Senior Secured Leverage Ratio is [equal to or less than][greater than] 1.25 to 1.00 as of the end of the period covered by this Compliance Certificate.]  2

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _________________, _____.

TUTOR PERINI CORPORATION

By:  ________________________________________

Name:  ______________________________________

Title:  ____________________________________

__________________________

1 To be included in Compliance Certificate delivered immediately after any Indebtedness or Lien is incurred pursuant to Section 7.03(t) or 7.01(s), respectively.

2 To be included only to the extent the Covenant Suspension is in effect pursuant to Section 7.02(e).

Form of Compliance Certificate

SCHEDULE I

to the Compliance Certificate
($ in 000’s)

I.Section 7.11(a) – Consolidated Net Leverage Ratio.

A.         Consolidated Funded Indebtedness at Financial Statement Date [Sum
of following Lines (i) – (vii)]                                                                                    $_____

(i)	obligations for borrowed money, and all obligations evidenced by bonds (other than surety bonds), debentures, notes, loan agreements or other similar instruments $_____
(ii)	purchase money Indebtedness $_____
(iii)	all obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, and similar instruments (but excluding Performance Letters of Credit) $_____
(iv)	all obligations in respect of the deferred purchase price of property or services (other than accounts payable and

accrued expenses in the ordinary course of business)                                $_____

(v)	all Attributable Indebtedness $_____
(vi)	all Guarantees with respect to Indebtedness of the types specified in (i) through (v) above of another Person $_____
(vii)

all recourse Indebtedness of the types referred to
above of any partnership or Joint Venture (except
joint ventures that are LLCs or corporations) in which
Borrower or a Subsidiary is a general partner or
joint venturer                                                                                              $_____

B.         Consolidated Available Cash at Financial Statement Date (aggregate amount of Unrestricted cash and Cash Equivalents held by the Loan Parties (excluding any cash held by Joint Ventures or the Black business unit) not exceeding

$50,000,000)                                                                                                            $_____

C.         Consolidated EBITDA for four quarters ending at Financial Statement Date
[Sum of Lines (i) - (x) minus Lines (xi) - (xiii)]                                                     $_____

(i)    Consolidated Net Income                                                      $_____

(ii)    Consolidated Interest Charges                                             $_____

Form of Compliance Certificate

(iii)    Provision for income Taxes                                                 $_____

(iv)    Depreciation expenses                                                         $_____

(v)     Amortization expenses                                                        $_____

(vi)    Non-cash stock-based compensation expenses                   $_____

(vii)   Total non-cash goodwill and intangible asset
impairment charges                                                                       $_____

(viii)   Total amount of any non-cash expenses or non-cash

charges related to a settlement in exchange for the

collection of cash or in exchange for the avoidance of

the disbursement of cash to the Borrower or its

Subsidiary by its customer in respect of any project

(including any non-cash expenses or non-cash charges

of a Joint Venture to the extent of the Borrower’s or its

Subsidiaries proportionate ownership interest of the

Joint Venture) (excluding any non-cash expenses

or non-cash charges to the extent representing  an

accrual or reserve for a cash portion for a future period)

related to: [Sum of Lines (a) – (c)]  1                                   $_____

(a)	costs and estimated earnings in

excess of billings                                                          $_____

(b)	projects designated by the

Borrower to the Administrative

Agent in writing and acknowledged

by the Administrative Agent

in connection with the

First Amendment                                                         $_____

(c) Pending Change Order Billings                                    $_____

(ix)	non-cash judgments and related non-cash expenses $_____

__________________________

1 (i) (X) To the extent the amount of any expenses or charges in respect of any individual settlement exceeds 20% of the book value subject to such settlement, the excess amount shall be excluded from being added back to Consolidated EBITDA and (Y) the aggregate amount of clauses (b) and (c) for four consecutive quarters ending at Financial Statement Date shall not exceed 5% of Consolidated EBITDA (calculated before giving effect to such addback) for such four quarter period; (ii) the aggregate amount of all such expenses or charges added back to Consolidated EBITDA for four quarters ending at Financial Statement Date shall not exceed 15% of Consolidated EBITDA (calculated before giving effect to such addback) for such four quarter period, provided that solely for purposes of calculating the amount of expenses or charges added back relative to the 15% cap in this clause (ii), the amount of such expenses or charges in respect of any project in any consecutive four quarter period shall be reduced (to an amount not less than zero) by any non-cash gains arising from a settlement in respect of such project effected in such same consecutive four quarter period in connection with the settlement giving rise to such expenses or charges; (iv) any add-backs made are permitted only to the extent that the Consolidated Net Income giving rise to such add-backs was not included in four quarters ending at Financial Statement Date.

Form of Compliance Certificate

(x)	[transaction costs not to exceed $14,000,000] [2] $_____

(xi)       minus non-cash gains (other than accrual of revenue

in ordinary course)                                                               $_____

(xii)     minus non-cash gains related to non-cash judgments          $_____

(xiii)    minus any non-cash gains related to settlements (A) of

costs and estimated earnings in excess of billings,

(B) related to designated projects referenced in Line (C.)(viii)

(b) above or (C) related to Pending Change Order

Billings.                                                                                $_____

D.    Consolidated Net Leverage Ratio ((Line I.A – Line I.B) ÷ Consolidated EBITDA

        as calculated under the above I.C)                                                                           _____ to 1.00

Maximum permitted                                                               3.50 to 1.00

II.Section 7.11(b) – Consolidated Fixed Charge Coverage Ratio.

A.         Consolidated Adjusted EBITDA for the Subject Period
[Line (i)  minus sum of Lines (ii), (iii) and (iv)]                                                $_____

(i)	Consolidated EBITDA (From Line I.C) $_____
(ii)	Consolidated Maintenance Capital Expenditures for the Subject Period paid in cash $_____
(iii)	Restricted Payments during the Subject Period paid in cash (other than pursuant to 7.06(a) (but

only to the extent made to a Loan Party) and (b))                                 $_____

(iv)	Income Taxes paid in cash during the Subject Period $_____

B.    Consolidated Fixed Charges [sum of Lines (i) and (ii) below]                                $_____

(i)         Cash portion of Consolidated Interest Charges during

             the Subject Period                                                                                 $_____

(ii)        Consolidated Scheduled Funded Debt Payments during

                                        the Subject Period                                                                                 $_____

C.         Consolidated Fixed Charge Coverage Ratio [(Line II.A. ÷
Line II.B)]                                                                                                           _____ to 1.00

__________________________

2 Only applicable for Financial Statement Date 6/30/17 and 9/30/17

Form of Compliance Certificate

Minimum required                                                                           1.25 to 1.00

Form of Compliance Certificate

[SCHEDULE II]

Form of Compliance Certificate

[SCHEDULE III]

Consolidated Senior Secured Leverage Ratio

Form of Compliance Certificate